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                                                                       EXHIBIT 4
                             [FRONT OF CERTIFICATE]
COMMON STOCK                                                        COMMON STOCK

                                     [LOGO]

                                                               CUSIP 59451T 10 6

                                                                 See Reverse for
                                                             Certain Definitions

                        MICHIGAN HERITAGE BANCORP, INC.
              Incorporated Under the Laws of the State of Michigan

THIS CERTIFIES THAT
                    --------------------------------------
is the owner of
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Fully Paid and Nonassessable shares of Common Stock of MICHIGAN HERITAGE
BANCORP, INC. transferable on the books of the corporation by the holder hereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed. The Corporation will furnish to any shareholder upon request and without charge a full statement of the designations, relative rights, preferences and limitations of each class or series to be issued by the corporation. Requests may be directed to the Secretary of the Corporation. This certificate is not valid until countersigned by the Transfer Agent. WITNESS the facsimile seal of the Corporation, and the facsimile signatures of its duly authorized officers.
DATED:                                              CHAIRMAN AND CEO

SECRETARY-TREASURER                                 PRESIDENT AND COO

COUNTERSIGNED AND REGISTERED:
REGISTRAR AND TRANSFER COMPANY,
              Cranford, New Jersey
              Transfer Agent and Registrar
                   By:
                      ----------------------------
                      Authorized Signature


                            [REVERSE OF CERTIFICATE]

                        MICHIGAN HERITAGE BANCORP, INC.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws and regulations:



TEN COM      -as tenants in common
TEN ENT      -as tenants by the entireties


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JT TEN      -as joint tenants with right of survivorship and not as tenants in common
UNIF GIFT
MIN ACT            Custodian         under Uniform Gifts to Minors Act
            ------           -------                                   --------
            (cust)           (minor)                                   (state)

Additional abbreviations may also be use though not in the above list.


For value received                               hereby sell, assign and
                  ------------------------------
transfer unto [PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE]

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(please print or typewrite name and address including zip code of assignee)

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-------------------------------------------------------------------- shares of the Common Stock represented by the within Certificate and do hereby appoint

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Attorney, to transfer the said Shares on the books of the within named
Corporation with full power of substitution in the premises.

Dated:
      ------------------------

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NOTICE:  The signature to this assignment must correspond with the name as written upon the face of the Certificate in every particular, without alteration or enlargement or any change whatever.

THIS SECURITY IS NOT A DEPOSIT ACCOUNT AND IS NOT FEDERALLY INSURED OR
GUARANTEED